UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2017

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

Georgia	001-12053	58-1392259
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

201 First Street, S.E.
Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (229) 985-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 24, 2017, Southwest Georgia Financial Corporation issued a press release announcing its financial results for the fourth quarter period and year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

The following exhibit is furnished with this report.

Exhibit 99.1: Southwest Georgia Financial Corporation's press release dated January 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION
/s/George R. Kirkland
By: George R. Kirkland
Executive Vice President, Chief Financial Officer & Treasurer

January 24, 2017
Date

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 24, 2017